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AXA Equitable Life Insurance Company

SUPPLEMENT DATED DECEMBER 13, 2004 TO THE CURRENT VARIABLE ANNUITY PROSPECTUSES
FOR:

Equitable Accumulator(R)
Equitable Accumulator Elite(R)
Equitable Accumulator Plus(R)
Equitable Accumulator Select(R)
Equitable Accumulator Advisor(R)

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This Supplement modifies certain information in the above-referenced
Prospectuses, Supplements to the Prospectuses and Statements of Additional Information dated May 1, 2004 as previously supplemented (together the "Prospectuses"). You should read this supplement in conjunction with the Prospectuses and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in your prospectus.

AXA Equitable Life Insurance Company ("AXA Equitable") serves as the investment manager of the Portfolios of the EQ Advisors Trust and the AXA Premier VIP Trust (the "Trusts"). As such, AXA Equitable oversees the activities of the investment advisers with respect to the Trusts and is responsible for retaining and discontinuing the services of those advisers.

A. Effective December 13, 2004, the adviser changes described below will take effect for Portfolios in the Trusts. In some cases, the name of the Portfolios will also change. The investment objectives of these Portfolios will remain the same. Not all of the Portfolios may be available in your policy. See "Portfolios of the Trusts" in your Prospectus for more information.

   1. J.P. Morgan Investment Management, Inc. has been appointed to serve as the Adviser to the EQ/Putnam Growth & Income Value Portfolio, replacing Putnam Investment Management, LLC. Also, all references to EQ/Putnam Growth and Income Portfolio in your Prospectus should be replaced with its new name, EQ/JP Morgan Value Opportunities Portfolio.

   2. Capital Guardian Trust Company has been appointed to serve as the Adviser to the EQ/Putnam Voyager Portfolio, replacing Putnam Investment Management, LLC. Also, all references to EQ/Putnam Voyager Portfolio in your Prospectus should be replaced with its new name, EQ/Capital Guardian Growth Portfolio.

   3. Bear Stearns Asset Management Inc. has been appointed to serve as the Adviser to the EQ/Enterprise Small Company Growth Portfolio, replacing William D. Witter, Inc.

   4. J.P. Morgan Investment Management Inc. has been appointed to serve as an Adviser to the AXA Premier VIP International Equity Portfolio, replacing Bank of Ireland Asset Management (U.S.) Limited.

B. The following applies only to new contracts issued after January 1, 2005 in all markets:

   Guaranteed interest option

   In "Contract features and benefits" under "Guaranteed interest option," the second sentence of the fifth paragraph is deleted in its entirety and replaced with the following sentence:

   "Depending on the state where your contract is issued, your lifetime minimum rate ranges from 1.00% to 3.00%."


              Copyright 2004 AXA Equitable Life Insurance Company
IM-04-30 Supp (12/04)          All rights reserved.               134622 (12/04)
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